                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               Garden.com, Inc.
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            (Exact name of Registrant as specified in its charter)

Delaware                                                     74-2765381
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(State of incorporation or organization               (IRS Employer I.D. No.)

                    3301 Steck Avenue, Austin, Texas  78757
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                   (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.01 par value per share
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[X]

Securities Act registration statement file number to which this form relates (if applicable): 333-79487
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Item 1.   Description of Registrant Securities to be Registered
          -----------------------------------------------------

          Incorporated by reference to page 60 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 (the "S-1 Registration Statement") as originally filed May 27, 1999.

Item 2.   Exhibits
          --------

          The following exhibits are filed as a part of this registration statement:

          1.1(1)  Specimen certificate for Registrant's Common Stock;

          2.1(2)  Certificate of Incorporation of the Registrant

          2.2(3) Amended and Restated Certificate of Incorporation (to be filed immediately after the closing of the offering for which the Company is seeking registration on Form S-1 (Reg. No. 333-79487);

          2.3(4)  By-laws of Registrant, as currently in effect; and

          2.4(5) Amended and Restated by-laws (to be filed immediately after the closing of the offering for which the Company is seeking registration on Form S-1 (Reg. No. 333-79487).

(1) Incorporated by reference to Exhibit 4.1 to the Registrant's S-1 Registration Statement to be filed by amendment to such S-1 Registration Statement.
(2) Incorporated by reference to Exhibit 3.1A to the Registrant's S-1 Registration Statement.
(3) Incorporated by reference to Exhibit 3.1B to the Registrant's S-1 Registration Statement.
(4) Incorporated by reference to Exhibit 3.2A to the Registrant's S-1 Registration Statement.
(5) Incorporated by reference to Exhibit 3.2B to the Registrant's S-1 Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  June 4, 1999                GARDEN.COM, INC.


                                   By: /s/ Clifford A. Sharples
                                      -------------------------------
                                      Clifford A. Sharples
                                      President and Chief Executive Officer


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                               Index to Exhibits
                               -----------------

     1.1*  Specimen Certificate of Registrant's Common Stock...................................  Incorporated by
                                                                                                 Reference

     2.1   Certificate of Incorporation........................................................  Incorporated by
                                                                                                 Reference

     2.2   Amended and Restated Certificate of Incorporation...................................  Incorporated by
                                                                                                 Reference

     2.3   Bylaws of Registrant, as amended to date............................................  Incorporated by
                                                                                                 Reference

*To be filed by amendment.